UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                     THE SECURITIES AND EXCHANGE ACT OF 1934

            Date of report Date of Earliest Event Reported): 09-11-00


                      GENERAL MOTORS ACCEPTANCE CORPORATION
               ---------------------------------------------------
               (Exact name of registrant specified in its charter)

                                    Delaware
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                1-3754                            38-0572512
           --------------------         ------------------------------------
           (Commission File No.)        (I.R.S. Employer Identification No.)


              200 Renaissance Center, Detroit, Michigan 48265-2000
              ----------------------------------------------------

                                  313-665-4327
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS


                GMAC Changes Principal Executive Office Location

General Motors Acceptance Corporation (GMAC) announced effective September 11, 2000 that it has relocated the address of its principal executive offices to 200 Renaissance Center, Detroit, Michigan 48265-2000. The telephone number will remain unchanged at (313) 556-5000.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereunto duly authorized.



                                           GENERAL MOTORS ACCEPTANCE CORPORATION
                                           -------------------------------------
                                                        (Registrant)


Dated: September 12, 2000
                                           By s/ GERALD E. GROSS
                                           -------------------------------------
                                              (Gerald E. Gross, Comptroller)